SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2023

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 20, 2023, we entered into a Memorandum of Understanding (the “MOU”) with Got My Idol, Inc., a Delaware corporation (“GotMy”). The MOU concerns the formation of a joint venture to implement the commercial development of “Metaverse” products using the current Gotmy Metaverse intellectual property (herein after referred to as “GOTMY MIP”) core development improving it, and package as products under the to be formed joint venture company and using the JV Brand that will be owned by to be formed joint venture company. Our equity position in the new company will be 51% and GotMy shall hold the remaining 49% of the to be formed joint venture entity.

The joint venture will initiate once an entity is legally incorporated and shall continue indefinitely, unless terminated by either party giving written notice of termination at least ninety (90) days prior to the intended termination date.

Under the agreement, we will be responsible for providing the funds to incorporate the joint venture company and for the commercial development of the company, according with the business plans of the company. Our salesforce will offer the JV Brand Metaverse to all our customer base. The funding of the business plan will include reasonable salaries, operating costs of the platform, marketing, sales, and those upgrades that are required in the product to be successful in commercial development.

GotMy owns code repository (GOTMY MIP) and it will contribute a license to the joint venture company for it to develop its own intellectual property. GotMy shall, in addition to other responsibilities in the MOU, contribute to the joint venture company any commercial activity and current and future sales leads for the company to conduct its operations.

We will appoint 2 Directors and GotMy will appoint 1 Director. The Board of Directors and management of the joint venture will be as follows:

BOARD MEMBER, CEO Jose Enrique Puente

BOARD MEMBER, CFO Alvaro Quintana Cardona

BOARD CHAIRMAN: President Leandro Jose Iglesias

The foregoing description of the Memorandum of Understanding is not complete and is qualified in its entirety by reference to the textof such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

SECTION 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On March 15, 2023, we issued press releases announcing the revenue growth of our company’s Telecom Division through February 2023 and other matters. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1. The information furnished under this Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, regardless of any general incorporation by reference language in such filing, except as shall be expressly set forth by specific reference in any such filing.

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SECTION 8 – Other Events

Item 8.01	Other Events

On March 21, 2023, we issued a press release concerning the joint venture. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Memorandum of Understanding, dated March 20, 2023
99.1	Press Release, dated March 15, 2023
99.2	Press Release, dated March 21, 2023

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date March 21, 2023

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